                                                   [Pioneer Investments Logo]

            PIONEER
            BALANCED
            FUND
 -------------------------------------------------------------------------------
        [ANNUAL REPORT 12/31/00]
--------------------------------------------------------------------------------

    TABLE OF CONTENTS
   -----------------------------------------------------------------------------

      Letter from the President                                     1
      Portfolio Summary                                             2
      Performance Update                                            3
      Portfolio Management Discussion                               6
      Schedule of Investments                                       8
      Financial Statements                                         17
      Notes to Financial Statements                                23
      Report of Independent Public Accountants                     28
      Results of Shareowner Meeting                                29
      Trustees, Officers and Service Providers                     30
      The Pioneer Family of Mutual Funds                           31
      Retirement Plans from Pioneer                                32
      Programs and Services for Pioneer Shareowners                34

     PIONEER BALANCED FUND
--------------------------------------------------------------------------------
     LETTER FROM THE PRESIDENT 12/31/00
--------------------------------------------------------------------------------
     DEAR SHAREOWNER,
--------------------------------------------------------------------------------

    The year 2000 ended amid turbulent markets and rancorous politics as the election drama played out against a background of exceptional market volatility. By the time you read this letter the new administration will be in place in Washington, but it's less clear what will be happening on Wall Street. At Pioneer we recognize that economics, not politics, is driving today's market activity. Signs of a slowing economy and changing investor preferences are everywhere. Periods like this accentuate the benefits of discipline and fundamental analysis.

    Meanwhile, value stocks have been staging a comeback after years of investor obsession with growth. A slowing economy tends to bring valuations down to earth, and Pioneer's style has always been to focus on value - we spend every day searching for stocks and bonds whose potential is going unrecognized in the marketplace.

    As investor attention shifts from growth to value or from stocks to bonds, one of the best suggestions I can make is that you set aside time to meet with your investment professional. That meeting could be especially important if it has been a while since you last reviewed your overall portfolio. Use the opportunity to reevaluate your retirement plan contributions and decide whether a Roth or a traditional IRA is the better choice for you. Your financial professional will also help you examine and assess your portfolio's exposure to different investment categories in today's fast-changing markets.

    AN IMPORTANT ANNOUNCEMENT FROM PIONEER

    I'm very happy to report that, on October 24, 2000, Pioneer Investment Management became a wholly owned subsidiary of UniCredito Italiano S.p.A., one of Italy's largest and most successful banking groups. Early in 2001, all of UniCredito's investment operations will be combined to form Pioneer Global Asset Management S.p.A., which through Pioneer and other subsidiaries will manage over $110 billion for global individual and institutional clients under the name Pioneer Investments(R). The new Pioneer Global will bring Pioneer greater access to analytical resources that complement our broad set of investment skills, reinforcing Pioneer's tradition of fundamental investment analysis and sound long-term portfolio management. We believe fund shareholders will benefit from this greater integration.

    All of us at Pioneer appreciate your decision to invest with us and look forward to helping you reach your financial goals.

    Sincerely,
    David Tripple

    /s/ David Tripple
    Pioneer Investment Management, Inc.

     PIONEER BALANCED FUND
     --------------------------------------------------------------------------
     PORTFOLIO SUMMARY 12/31/00
     --------------------------------------------------------------------------

     PORTFOLIO DIVERSIFICATION
   -----------------------------------------------------------------------------
     (As a percentage of total investment portfolio)

                                                                                                        DEPOSITARY
                                    U.S.                             TEMPORARY       INTERNATIONAL     RECEIPTS FOR
                                 GOVERNMENT      U.S. CORPORATE        CASH             COMMON         INTERNATIONAL
U.S. COMMON STOCKS               SECURITIES           BONDS         INVESTMENTS         STOCKS            STOCKS
------------------               ----------      --------------     -----------      -------------     -------------
56.9%                               21.20%            17.20%            1.60%             1.60%             1.10%


  CONVERTIBLE
   CORPORATE
     BONDS
  -----------
     0.40%

     SECTOR DISTRIBUTION
   -----------------------------------------------------------------------------
     (As a percentage of total investment in securities)

U.S. GOVERNMENT                                                 HEALTH      CONSUMER     CAPITAL      CONSUMER   COMMUNICATIONS
SECURITIES             FINANCIAL    TECHNOLOGY     ENERGY        CARE       STAPLES       GOODS      CYCLICALS      SERVICES
---------------        ---------    ----------     ------       ------      --------     -------     ---------    -------------
22%                      17.00%       12.00%       10.00%        10.00%        9.00%       5.00%        5.00%         4.00%


  OTHER
  ------
   6.00%


     10 LARGEST HOLDINGS
   -----------------------------------------------------------------------------
     (As a percentage of total investment in securities)

       1.  United Healthcare Group         3.30%   6.  Phillips Petroleum Co., 8.86%,  2.47%
                                                       5/15/22
       2.  U.S. Treasury Bonds, 8.125%,    2.96    7.  Ford Motor Credit Corp.,        2.41
           8/15/19                                     9.14%, 12/30/14
       3.  Ford Motor Corp.                2.81    8.  Texas Instruments, Inc.         2.14
       4.  EMC Corp.                       2.66    9.  Cigna Corp.                     2.13
       5.  Columbia/HCA Healthcare Corp.   2.48   10.  Sysco Corp.                     2.11

     PIONEER BALANCED FUND

     --------------------------------------------------------------------------
     PERFORMANCE UPDATE 12/31/00                              CLASS A SHARES
     --------------------------------------------------------------------------

    SHARE PRICES AND DISTRIBUTIONS
   -----------------------------------------------------------------------------

      NET ASSET VALUE
         PER SHARE           12/31/00     12/31/99
                             $9.94      $9.73

  DISTRIBUTIONS PER SHARE     INCOME     SHORT-TERM      LONG-TERM
   (12/31/99 - 12/31/00)     DIVIDENDS  CAPITAL GAINS  CAPITAL GAINS
                             $0.305     -              -

    INVESTMENT RETURNS
   -----------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Balanced Fund at public offering price, compared to the growth of the Standard & Poor's 500 Index and the Lehman Brothers Government/Credit Bond Index.

AVERAGE ANNUAL TOTAL RETURNS (As of December 31, 2000)

                                                       NET ASSET   PUBLIC OFFERING
PERIOD                                                   VALUE         PRICE*
10 Years                                                 8.50%          8.00%
5 Years                                                  6.60           5.61
1 Year                                                   5.38           0.62

* Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[CHART]

                                                                                 LEHMAN BROTHERS
                                                                             GOVERNMENT/CREDIT BOND       STANDARD & POOR'S 500
                                                 PIONEER BALANCED FUND*              INDEX**                      INDEX
                                                 ----------------------      ----------------------       ---------------------
12/90                                                      9550                       10000                       10000
                                                          11329                       11610                       13034
12/92                                                     12189                       12490                       14026
                                                          13436                       13871                       15433
12/94                                                     12858                       13384                       15644
                                                          15686                       15961                       21503
12/96                                                     17238                       16421                       26426
                                                          19638                       18023                       35233
12/98                                                     19863                       19371                       45281
                                                          20488                       19306                       54787
12/00                                                     21590                       21594                       49796

    ** The name of the Lehman Brothers Government/Corporate Bond Index was changed to the Lehman Brothers Government/Credit Bond Index on July 1, 2000.

    The Fund adopted its current name and investment objective on February 3, 1997. Prior to that date, the Fund's name was Pioneer Income Fund and its objective was income from a portfolio of income-producing bonds and stocks.

    The Lehman Brothers Government/Credit Bond Index is composed of the Lehman Brothers Government Bond Index and the Lehman Brothers Credit Index. The Lehman Brothers Government/Credit Index is split into three composites: Aggregate, Intermediate (maturities up to ten years) and Long-Term (maturities of ten years and greater). Only the Aggregate index has market values. The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indices.

    Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

     PIONEER BALANCED FUND
     --------------------------------------------------------------------------
     PERFORMANCE UPDATE 12/31/00                              CLASS B SHARES
     --------------------------------------------------------------------------

    SHARE PRICES AND DISTRIBUTIONS
   -----------------------------------------------------------------------------

      NET ASSET VALUE
         PER SHARE           12/31/00     12/31/99
                              $9.85        $9.64

  DISTRIBUTIONS PER SHARE     INCOME     SHORT-TERM      LONG-TERM
   (12/31/99 - 12/31/00)     DIVIDENDS  CAPITAL GAINS  CAPITAL GAINS
                             $0.209     -              -

    INVESTMENT RETURNS
   -----------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Balanced Fund, compared to the growth of the Standard & Poor's 500 Index and the Lehman Brothers Government/Credit
    Bond Index.

AVERAGE ANNUAL TOTAL RETURNS (As of December 31, 2000)

PERIOD                                                 IF HELD      IF REDEEMED*
Life-of-Fund                                             7.38%          7.25%
(4/28/95)
5 Years                                                  5.66           5.51
1 year                                                   4.39           0.39

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[CHART]

                                                                                 LEHMAN BROTHERS
                                                                             GOVERNMENT/CREDIT BOND       STANDARD & POOR'S 500
                                                 PIONEER BALANCED FUND*              INDEX**                      INDEX
                                                 ----------------------      ----------------------       ---------------------
4/95                                                      10000                       10000                       10000
                                                          10397                       10502                       10653
12/95                                                     11374                       11202                       12186
                                                          11455                       10990                       13414
12/96                                                     12400                       11525                       14977
                                                          13142                       11841                       18060
12/97                                                     14010                       12650                       19968
                                                          14662                       13177                       23497
12/98                                                     14036                       13848                       25663
                                                          14444                       13534                       28833
12/00                                                     12/99                       13550                       31050
                                                          14594                       14116                       30911
12/00                                                     14881                       15156                       28221

    ** The name of the Lehman Brothers Government/Corporate Bond Index was changed to the Lehman Brothers Government/Credit Bond Index on July 1, 2000.

    The Fund adopted its current name and investment objective on February 3, 1997. Prior to that date, the Fund's name was Pioneer Income Fund and its objective was income from a portfolio of income-producing bonds and stocks.

    The Lehman Brothers Government/Credit Bond Index is composed of the Lehman Brothers Government Bond Index and the Lehman Brothers Credit Index. The Lehman Brothers Government/Credit Index is split into three composites: Aggregate, Intermediate (maturities up to ten years) and Long-Term (maturities of ten years and greater). Only the Aggregate index has market values. The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indices.

    Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

    PIONEER BALANCED FUND
     --------------------------------------------------------------------------
     PERFORMANCE UPDATE 12/31/00                              CLASS C SHARES
     --------------------------------------------------------------------------

    SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

      NET ASSET VALUE
         PER SHARE           12/31/00     12/31/99
                             $9.94      $9.73

  DISTRIBUTIONS PER SHARE     INCOME     SHORT-TERM      LONG-TERM
   (12/31/99 - 12/31/00)     DIVIDENDS  CAPITAL GAINS  CAPITAL GAINS
                             $0.170     -              -

    INVESTMENT RETURNS
--------------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Balanced Fund, compared to the growth of the Standard & Poor's 500 Index and the Lehman Brothers Government/ Credit
    Bond Index.

AVERAGE ANNUAL TOTAL RETURNS (As of December 31, 2000)

PERIOD                                                 IF HELD      IF REDEEMED*
Life-of-Fund                                             5.55%          5.55%
(1/31/96)
1 Year                                                   3.95           3.95

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge
  (CDSC) applies to redemptions made within one year of purchase.

[CHART]

                                                                                 LEHMAN BROTHERS
                                                                             GOVERNMENT/CREDIT BOND       STANDARD & POOR'S 500
                                                 PIONEER BALANCED FUND*              INDEX**                      INDEX
                                                 ----------------------      ----------------------       ---------------------
1/96                                                      10000                       10000                       10000
                                                           9865                        9706                       10203
                                                           9974                        9750                       10660
                                                          10163                        9922                       10987
12/96                                                     10812                       10225                       11902
                                                          10678                       10137                       12223
                                                          11487                       10505                       14352
                                                          12456                       10873                       15426
12/97                                                     12269                       11222                       15868
                                                          13029                       11393                       18076
                                                          12859                       11691                       18673
                                                          11956                       12269                       16818
12/98                                                     12302                       12286                       20393
                                                          12206                       12139                       21407
                                                          12643                       12007                       22913
                                                          12009                       12071                       21482
12/99                                                     12550                       12022                       24675
                                                          12752                       12345                       25236
                                                          12746                       12523                       24564
                                                          12986                       12883                       24329
12/00                                                     13046                       13446                       22427

    ** The name of the Lehman Brothers Government/Corporate Bond Index was changed to the Lehman Brothers Government/Credit Bond Index on July 1, 2000.

    The Fund adopted its current name and investment objective on February 3, 1997. Prior to that date, the Fund's name was Pioneer Income Fund and its objective was income from a portfolio of income-producing bonds and stocks.

    The Lehman Brothers Government/Credit Bond Index is composed of the Lehman Brothers Government Bond Index and the Lehman Brothers Credit Index. The Lehman Brothers Government/Credit Index is split into three composites: Aggregate, Intermediate (maturities up to ten years) and Long-Term (maturities of ten years and greater). Only the Aggregate index has market values. The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indices.

    Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

     PIONEER BALANCED FUND
   -----------------------------------------------------------------------------
     PORTFOLIO MANAGEMENT DISCUSSION 12/31/00
   -----------------------------------------------------------------------------

     Investors faced many challenges in the year 2000 -- a U.S. economy that was in danger of overheating, periods of extreme volatility and, towards the end of the year, an apparent slowdown in economic growth. Despite this unsettling environment, Pioneer Balanced Fund performed quite well for the year. In the following discussion, Theresa Hamacher, who supervises the team of portfolio managers and analysts responsible for the Fund's day-to-day management, and Tin Chan, who focuses on the Fund's equity component, review your Fund's performance and the factors that affected it over the past year.

     Q: THE YEAR 2000 TOOK INVESTORS ON A WILD RIDE. HOW DID PIONEER BALANCED FUND PERFORM IN THIS ENVIRONMENT?

     A: The Fund's Class A shares returned 5.38%, Class B shares 4.39% and Class C shares 3.95%, all at net asset value. In comparison, the Standard & Poor's 500 Index was down 9.11% for the year, while the Lehman Brothers Government/Credit Bond Index returned 11.85%. The Fund also outperformed its Lipper peer group for the year ended December 31. The return for the average fund in the Lipper Balanced category was 1.51%. (Lipper, Inc. is an independent firm that tracks mutual fund performance.)

     Q:  WHAT EQUITY HOLDINGS WERE POSITIVE CONTRIBUTORS TO THE FUND'S
         PERFORMANCE?

     A: We were rewarded by several of our stock selections in the financial and health care sectors. As a whole, the health care sector was up significantly, and two of our holdings, such as managed care company United Healthcare and Allergan, a manufacturer of eye care products, delivered impressive returns. Property and casualty insurance holding Safeco and another one of our insurance stocks, Cigna did well. Tech holding EMC remained strong despite the difficulties experienced by many other technology stocks because this company is filling a vital need -- data storage. We believe it has the potential to continue its strong performance because data is continually created and storage space is always needed. Value names like Sysco, a food service provider and Centex, a home builder, also helped performance.

     PIONEER BALANCED FUND

     --------------------------------------------------------------------------

     --------------------------------------------------------------------------

     Q:  WHAT HOLDINGS HURT THE FUND?

     A: Ford Motors has started to face more competition in the market for sport utility vehicles as Japanese and European automobile manufacturers have branched out into this area. Increased competition, the Firestone tire problem and slowing car sales led to a decline of 20% over the year for this holding. The price of AT&T's stock tumbled 65% when the company was unable to supplement a decline in long distance revenues with other income. Lucent and Motorola were not immune to the problems experienced by most of the telecommunications sector. They were down 80% and 58%, respectively.

     Q:  WHAT WAS THE ENVIRONMENT LIKE FOR BOND INVESTORS OVER THE YEAR?

     A: Overall it was a very strong year for bonds. As the year progressed and consumer confidence began to wane, the stock market felt the effects as investors looked to the relative safety of high-quality bond investments. The bond portion of the Fund's portfolio benefited from its exposure to Treasuries, high-quality corporate bonds and mortgages, all of which performed well over the year. Pioneer Balanced Fund does have a high yield component, and although the high yield bond sector was down over 5% for the year because of fears of defaults in this area, the other high quality fixed income instruments in the portfolio more than offset high yield's negative impact on performance.

     Q:  WHAT IS YOUR OUTLOOK FOR THE UPCOMING YEAR?

     A: Even for investors who have weathered challenging market conditions, the past year was very difficult. One lesson that can be taken from the year 2000 is the importance of diversification. Because Pioneer Balanced Fund provides exposure to stocks and bonds, when a rocky period comes along, investors have some shelter from the extreme ups and downs in one asset class. We are confident that, going forward, we will continue to find attractive investment opportunities in the equity and bond markets which will enable us to provide shareowners with a stream of income and capital growth.

     PIONEER BALANCED FUND
     --------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 12/31/00
     --------------------------------------------------------------------------


SHARES                                                                        VALUE
             COMMON STOCKS - 59.6%
             BASIC MATERIALS - 1.4%
             ALUMINUM - 0.7%
 37,688      Alcoa, Inc.                                                   $  1,262,548
                                                                           ------------
             CHEMICALS - 0.4%
 17,900      Rohm and Haas Co.                                             $    649,994
                                                                           ------------
             PAPER & FOREST PRODUCTS - 0.3%
 12,500      Weyerhaeuser Co.                                              $    634,375
                                                                           ------------
             TOTAL BASIC MATERIALS                                         $  2,546,917
                                                                           ------------
             CAPITAL GOODS - 4.1%
             AEROSPACE/DEFENSE - 1.1%
 24,400      General Dynamics Corp.                                        $  1,903,200
                                                                           ------------
             ENGINEERING & CONSTRUCTION - 0.5%
 21,300      Fluor Corp.*                                                  $    704,231
 21,300      Massey Energy Co.                                                  271,575
                                                                           ------------
                                                                                975,806
                                                                           ------------
             MACHINERY (DIVERSIFIED) - 0.7%
 29,700      Ingersoll-Rand Co.                                            $  1,243,688
                                                                           ------------
             MANUFACTURING (DIVERSIFIED) - 1.8%
 34,700      Tyco International Ltd.                                       $  1,925,849
 17,100      United Technologies Corp.                                        1,344,488
                                                                           ------------
                                                                           $  3,270,337
                                                                           ------------
             TOTAL CAPITAL GOODS                                           $  7,393,031
                                                                           ------------
             COMMUNICATION SERVICES - 3.6%
             TELECOMMUNICATIONS (LONG DISTANCE) - 0.6%
 65,400      AT&T Corp.                                                    $  1,132,238
                                                                           ------------
             TELEPHONE - 3.0%
 39,000      BellSouth Corp.                                               $  1,596,563
 64,362      Qwest Communications International, Inc.*                        2,638,841
 22,920      SBC Communications, Inc.                                         1,094,430
                                                                           ------------
                                                                           $  5,329,834
                                                                           ------------
             TOTAL COMMUNICATION SERVICES                                  $  6,462,072
                                                                           ------------

8   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     --------------------------------------------------------------------------

     --------------------------------------------------------------------------


SHARES                                                                        VALUE
             CONSUMER CYCLICALS - 5.3%
             AUTO PARTS & EQUIPMENT - 0.1%
 16,155      Visteon Corp.                                                 $    185,782
                                                                           ------------
             AUTOMOBILES - 2.8%
214,416      Ford Motor Corp.                                              $  5,025,375
                                                                           ------------
             HOMEBUILDING - 0.4%
 21,300      Centex Corp.                                                  $    800,081
                                                                           ------------
             PUBLISHING - 1.3%
 40,400      McGraw Hill Co., Inc.                                         $  2,368,450
                                                                           ------------
             RETAIL (GENERAL MERCHANDISE) - 0.7%
 35,900      Sears Roebuck & Co.                                           $  1,247,525
                                                                           ------------
             TOTAL CONSUMER CYCLICALS                                      $  9,627,213
                                                                           ------------
             CONSUMER STAPLES - 7.0%
             DISTRIBUTORS (FOOD & HEALTH) - 2.4%
 39,000      SUPERVALU, Inc.                                               $    541,125
125,600      Sysco Corp.                                                      3,768,000
                                                                           ------------
                                                                           $  4,309,125
                                                                           ------------
             ENTERTAINMENT - 0.6%
 34,800      The Walt Disney Co., Inc.                                     $  1,007,025
                                                                           ------------
             FOODS - 1.3%
 16,300      H.J. Heinz Co., Inc.                                          $    773,231
 16,300      The Quaker Oats Co.                                              1,587,213
                                                                           ------------
                                                                           $  2,360,444
                                                                           ------------
             HOUSEHOLD PRODUCTS (NON-DURABLES) - 0.6%
 15,000      Kimberly Clark Corp.                                          $  1,060,350
                                                                           ------------
             RESTAURANTS - 1.3%
109,700      Darden Restaurants, Inc.                                      $  2,509,388
                                                                           ------------
             SPECIALTY PRINTING - 0.8%
 26,400      Deluxe Corp.                                                  $    667,128
 30,100      R.R. Donnelley & Sons Co., Inc.                                    812,700
                                                                           ------------
                                                                           $  1,479,828
                                                                           ------------
             TOTAL CONSUMER STAPLES                                        $ 12,726,160
                                                                           ------------

   The accompanying notes are an integral part of these financial statements.  9

     PIONEER BALANCED FUND
  ------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 12/31/00                            (CONTINUED)
  ------------------------------------------------------------------------------


SHARES                                                                        VALUE
             ENERGY - 4.9%
             OIL (INTERNATIONAL INTEGRATED) - 4.1%
 14,400      Chevron Corp.                                                 $  1,215,900
 25,800      Exxon Mobil Corp.                                                2,242,987
 47,700      Royal Dutch Petroleum Co.                                        2,888,831
 17,100      Texaco Inc.                                                      1,062,338
                                                                           ------------
                                                                           $  7,410,056
                                                                           ------------
             OIL & GAS (REFINING & MARKETING) - 0.8%
 39,100      Ashland, Inc.                                                 $  1,403,299
                                                                           ------------
             TOTAL ENERGY                                                  $  8,813,355
                                                                           ------------
             FINANCIAL - 11.1%
             BANKS (MAJOR REGIONAL) - 0.5%
 26,500      Fleet Boston Financial Corp.                                  $    995,406
                                                                           ------------
             BANKS (MONEY CENTER) - 1.6%
 43,900      BankAmerica Corp.                                             $  2,013,913
 33,000      First Union Corp.                                                  917,813
                                                                           ------------
                                                                           $  2,931,726
                                                                           ------------
             FINANCIAL (DIVERSIFIED) - 3.4%
 34,700      American General Corp.                                        $  2,828,050
 22,200      Federal National Mortgage Association                            1,925,850
  8,400      JP Morgan Chase & Co.                                            1,390,200
                                                                           ------------
                                                                           $  6,144,100
                                                                           ------------
             INSURANCE (LIFE/HEALTH) - 1.7%
 46,172      Aegon NV (A.D.R.)                                             $  1,913,252
 24,400      Lincoln National Corp.                                           1,154,425
                                                                           ------------
                                                                           $  3,067,677
                                                                           ------------
             INSURANCE (MULTI-LINE) - 2.1%
 28,700      Cigna Corp.                                                   $  3,797,010
                                                                           ------------
             INSURANCE (PROPERTY/CASUALTY) - 0.6%
 31,900      Safeco Corp.                                                  $  1,048,712
                                                                           ------------
             SAVINGS & LOAN COMPANIES - 1.2%
 40,000      Washington Mutual Inc.                                        $  2,122,500
                                                                           ------------
             TOTAL FINANCIAL                                               $ 20,107,131
                                                                           ------------

10   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     --------------------------------------------------------------------------

     --------------------------------------------------------------------------


SHARES                                                                        VALUE
             HEALTH CARE - 8.9%
             BIOTECHNOLOGY - 1.4%
 41,115      Pharmacia Corp.                                               $  2,508,015
                                                                           ------------
             HEALTH CARE (DIVERSIFIED) - 1.0%
 18,800      Allergan Inc.                                                 $  1,820,075
                                                                           ------------
             HEALTH CARE (DRUGS/MAJOR PHARMACEUTICALS) - 0.8%
 31,400      Pfizer Inc.                                                   $  1,444,400
                                                                           ------------
             HEALTH CARE (HOSPITAL MANAGEMENT) - 2.4%
100,500      Columbia/HCA Healthcare Corp.                                 $  4,423,005
                                                                           ------------
             HEALTH CARE (MANAGED CARE) - 3.3%
 96,000      United Healthcare Group                                       $  5,892,000
                                                                           ------------
             TOTAL HEALTH CARE                                             $ 16,087,495
                                                                           ------------
             TECHNOLOGY - 11.4%
             COMMUNICATIONS EQUIPMENT - 0.7%
 20,600      Lucent Technologies, Inc.                                     $    278,100
 43,100      Motorola, Inc.                                                     872,775
  1,716      Avaya Inc.*                                                         17,696
                                                                           ------------
                                                                           $  1,168,571
                                                                           ------------
             COMPUTERS (HARDWARE) - 2.9%
 48,500      Compaq Computer Corp.                                         $    729,925
 77,000      Hewlett-Packard Co.                                              2,430,313
 24,200      IBM Corp.                                                        2,057,000
                                                                           ------------
                                                                           $  5,217,238
                                                                           ------------
             COMPUTERS (PERIPHERALS) - 2.6%
 71,400      EMC Corp.*                                                    $  4,748,100
                                                                           ------------
             ELECTRONICS (COMPONENT DISTRIBUTORS) - 0.7%
 57,400      Avnet Inc.                                                    $  1,234,100
                                                                           ------------
             ELECTRONIC (INSTRUMENTATION) - 0.4%
 14,662      Agilent Technologies Inc.*                                    $    802,745
                                                                           ------------

   The accompanying notes are an integral part of these financial statements. 11

     PIONEER BALANCED FUND
  ------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 12/31/00                            (CONTINUED)
  ------------------------------------------------------------------------------

             S&P/MOODY'S
               RATINGS
  SHARES     (UNAUDITED)                                                     VALUE
                           ELECTRONICS (SEMICONDUCTORS) - 3.5%
    86,100                 Intel Corp.                                    $  2,604,525
    80,700                 Texas Instruments, Inc.                           3,823,162
                                                                          ------------
                                                                          $  6,427,687
                                                                          ------------
                           EQUIPMENT (SEMICONDUCTOR) - 0.6%
    31,200                 Teradyne Inc.*                                 $  1,162,200
                                                                          ------------
                           TOTAL TECHNOLOGY                               $ 20,760,641
                                                                          ------------
                           TRANSPORTATION - 0.7%
                           AIRLINES - 0.7%
    38,300                 Southwest Airlines                             $  1,284,199
                                                                          ------------
                           TOTAL TRANSPORTATION                           $  1,284,199
                                                                          ------------
                           UTILITIES - 1.2%
                           ELECTRIC COMPANIES - 1.2%
    19,500                 DTE Energy Co.                                 $    759,281
    31,400                 Public Service Enterprise Group, Inc.             1,526,825
                                                                          ------------
                           TOTAL UTILITIES                                $  2,286,106
                                                                          ------------
                           TOTAL COMMON STOCKS
                           (Cost $89,571,791)                             $108,094,320
                                                                          ------------
PRINCIPAL
  AMOUNT
                           DEBT OBLIGATIONS - 38.8%
                           CORPORATE BONDS - 17.6%
                           BASIC MATERIALS - 1.6%
$  850,000   B+/B2         Huntsman ICI Chemicals LLC, 10.125%, 7/1/09    $    816,000
   475,000   BB/Ba3        Lyondell Chemical Co., 9.875%, 5/1/07               460,750
 1,500,000   A+/A1         USX Corp., 9.375%, 2/15/12                        1,701,825
                                                                          ------------
                           TOTAL BASIC MATERIALS                          $  2,978,575
                                                                          ------------
                           CAPITAL GOODS - 0.5%
   500,000   BB/Ba3        Azurix Corp., 10.75%, 2/15/10,                 $    485,000
   500,000   B+/B2         Metromedia Fiber Network, Inc., 10.0%,
                           11/15/08                                            425,000
                                                                          ------------
                           TOTAL CAPITAL GOODS                            $    910,000
                                                                          ------------

12   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     --------------------------------------------------------------------------

     --------------------------------------------------------------------------

             S&P/MOODY'S
PRINCIPAL      RATINGS
  AMOUNT     (UNAUDITED)                                                     VALUE
                           COMMUNICATIONS SERVICES - 0.2%
$  325,000   B/B3          Crown Castle International Inc., 9.0%,
                           5/15/11                                        $    312,000
                                                                          ------------
                           TOTAL COMMUNICATIONS SERVICES                  $    312,000
                                                                          ------------
                           CONSUMER STAPLES - 1.6%
 1,000,000   BBB-/Baa2     British Sky Broadcasting Group, 8.2%, 7/15/09  $    943,870
   825,000   B+/B2         Charter Communications Holdings LLC, 8.25%,
                           4/1/07                                              754,875
   750,000   B-/B3         Premier Parks Inc., 9.75%, 6/15/07                  723,750
   685,000   B/B2          Wesco Distribution Inc., 9.125%, 6/1/08             602,800
                                                                          ------------
                           TOTAL CONSUMER STAPLES                         $  3,025,295
                                                                          ------------
                           ENERGY - 5.6%
 2,500,000   B+/B1         Ashland Oil Co., 8.8%, 11/15/12                $  2,762,075
   500,000   BB/Ba2        EOTT Energy Partners LP, 11.0%, 10/1/09             517,500
   480,000   BBB/Baa2      Nisource Financial, 7.875%, 11/15/00 (144A)         506,640
   220,000   BB/Ba2        Parker Drilling, 9.75%, 11/15/06                    221,650
 4,100,000   BB-/B2        Phillips Petroleum Co., 8.86%, 5/15/22            4,411,887
   820,000   BB-/B2        Pogo Producing Co., 5.5%, 6/15/06                   789,799
   700,000   BB+/Ba1       Santa Fe Snyder Corp., 8.05%, 6/15/04               731,409
                                                                          ------------
                           TOTAL ENERGY                                   $  9,994,960
                                                                          ------------
                           FINANCIAL - 6.0%
 1,010,000   BB+/Baa3      Capital One Financial Corp., 7.125%, 8/1/08    $    904,354
 1,000,000   BBB-/Baa3     Colonial Realty, LP, 7.0%, 7/14/07                  954,170
 4,000,000   A+/A1         Ford Motor Credit Corp., 9.14%, 12/30/14          4,302,840
   240,000   BBB/Baa2      Forest City Enterprises Inc., 8.5%, 3/15/08         219,600
   785,000   BBB/Baa3      Mack-Cali Realty Corp., 7.25%, 3/15/09              767,793
 3,000,000   BBB+/A3       Washington Mutual Capital Inc., 8.375%,
                           6/1/27                                            2,768,400
 1,000,000   BBB/Baa2      Wachovia Corp., 6.15%, 3/15/09                      933,260
                                                                          ------------
                           TOTAL FINANCIAL                                $ 10,850,417
                                                                          ------------

   The accompanying notes are an integral part of these financial statements. 13

     PIONEER BALANCED FUND
----------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 12/31/00                            (CONTINUED)
----------------------------------------------------------------------------

             S&P/MOODY'S
PRINCIPAL      RATINGS
  AMOUNT     (UNAUDITED)                                                     VALUE
                           HEALTHCARE - 0.6%
$1,150,000   BBB-/Ba1      Beckman Instruments, Inc., 7.05%, 6/1/26       $  1,132,669
                                                                          ------------
                           TOTAL HEALTHCARE                               $  1,132,669
                                                                          ------------
                           TECHNOLOGY - 0.4%
   207,000   B/B2          L-3 Communications Corp., 8.5%, 5/15/08        $    196,133
   500,000   BBB+/Baa1     Sun Microsystems, 7.65%, 8/15/09                    513,825
                                                                          ------------
                           TOTAL TECHNOLOGY                               $    709,958
                                                                          ------------
                           TRANSPORTATION - 0.4%
   750,000   BB/Ba2        Northwest Airlines, 8.52%, 4/7/04              $    722,670
                                                                          ------------
                           TOTAL TRANSPORTATION                           $    722,670
                                                                          ------------
                           UTILITIES - 0.7%
   400,000   BB/Ba3        CMS Energy Corp., 7.5%, 1/15/09                $    365,944
 1,000,000   BBB-/Baa3     Great Lakes Power, 8.3%, 3/1/05                   1,029,270
                                                                          ------------
                           TOTAL UTILITIES                                $  1,395,214
                                                                          ------------
                           TOTAL CORPORATE BONDS                          $ 31,977,758
                                                                          ------------
                           U.S. GOVERNMENT OBLIGATIONS - 6.7%
 4,090,000                 U.S. Treasury Bonds, 8.125%, 8/15/19           $  5,291,233
 2,500,000                 U.S. Treasury Bonds, 5.25%, 11/15/28              2,396,275
   750,000                 U.S. Treasury Notes, 6.375%, 9/30/01                753,727
 2,780,000                 U.S. Treasury Notes, 5.5%, 7/31/01                2,777,526
   925,000                 U.S. Treasury Notes, 5.75%, 10/31/02                933,390
                                                                          ------------
                           TOTAL U.S. GOVERNMENT OBLIGATIONS              $ 12,152,151
                                                                          ------------
                           U.S. GOVERNMENT AGENCY OBLIGATIONS - 14.5%
 1,560,704                 Federal National Mortgage Association, REMIC
                           Series 98-50, 6.5%, 9/25/28                    $  1,532,939
   597,975                 Government National Mortgage Association,
                           7.0%, 3/15/12                                       610,084
   838,336                 Government National Mortgage Association,
                           7.0%, 11/15/13                                      851,909
   365,868                 Government National Mortgage Association,
                           7.0%, 11/15/13                                      372,136
 1,674,366                 Government National Mortgage Association,
                           6.5%, 10/15/28                                    1,657,019

14   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     --------------------------------------------------------------------------

     --------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                                     VALUE
$1,576,945                 Government National Mortgage Association,
                           7.0%, 2/15/29                                  $  1,583,757
   958,799                 Government National Mortgage Association,
                           7.0%, 6/15/29                                       962,941
 3,658,595                 Government National Mortgage Association,
                           7.0%, 7/15/29                                     3,674,400
 2,878,343                 Government National Mortgage Association,
                           7.5%, 8/15/29                                     2,925,865
 1,914,988                 Government National Mortgage Association,
                           7.0%, 8/15/29                                     1,923,261
   937,451                 Government National Mortgage Association,
                           7.5%, 1/15/30                                       952,929
 3,000,000                 Government National Mortgage Association,
                           7.0%, 12/15/30                                    3,012,960
   916,563                 Government National Mortgage Association,
                           8.0%, 2/15/30                                       939,385
 1,804,005                 Government National Mortgage Association II,
                           7.5%, 8/20/29                                     1,825,905
 1,570,143                 Government National Mortgage Association,
                           REMIC Series 1998-24A, 6.5%, 11/20/24             1,594,559
 2,000,000                 Government National Mortgage Association,
                           REMIC Series 98-13B, 6.5% 12/20/25                1,971,560
                                                                          ------------
                           TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS       $ 26,391,609
                                                                          ------------
                           TOTAL DEBT OBLIGATIONS (Cost $70,454,209)      $ 70,521,518
                                                                          ------------
                           TOTAL INVESTMENT IN SECURITIES
                           (Cost $160,026,000)                            $178,615,838
                                                                          ------------

   The accompanying notes are an integral part of these financial statements. 15

     PIONEER BALANCED FUND
----------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 12/31/00                            (CONTINUED)
----------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                                     VALUE
                           TEMPORARY CASH INVESTMENT - 1.6%
                           COMMERCIAL PAPER - 1.6%
$2,921,000                 American Express, 6.48%, 1/2/01                $  2,921,000
                                                                          ------------
                           TOTAL TEMPORARY CASH INVESTMENT
                           (Cost $2,921,000)                              $  2,921,000
                                                                          ------------
                           TOTAL INVESTMENT IN SECURITIES AND TEMPORARY CASH
                           INVESTMENT - 100.0%
                           (Cost $162,947,000) (a)(b)                     $181,536,838
                                                                          ============


*    Non-income producing security.

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2000, the value of these securities amounted to $506,640 or 0.28% of total net assets.

(a) At December 31, 2000, the net unrealized gain on investments based on cost for federal income tax purposes of $162,947,000 was as follows:

Aggregate gross unrealized gain for all investments in which
there is an excess of value over tax cost                     $ 28,647,538
Aggregate gross unrealized loss for all investments in which
there is an excess of tax cost over value                      (10,057,700)
                                                              ------------
 Net unrealized gain                                          $ 18,589,838
                                                              ============

(b) At December 31, 2000, the Fund had a net capital loss carryforward of $4,829,899 which will expire in 2006 if not utilized.

     Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2000, were as follows:

                                                            PURCHASES        SALES
                                                           -----------    -----------
Long-term U.S. Government                                  $19,096,693    $24,323,694
Other Long-term Securities                                  14,855,417     70,340,724

16   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     --------------------------------------------------------------------------
     BALANCE SHEET 12/31/00
     --------------------------------------------------------------------------

  ASSETS:
     Investment in securities, at value (including temporary
  cash investment of $2,921,000) (cost $162,947,000)              $181,536,838
     Receivables -
        Investment securities sold                                     469,809
        Fund shares sold                                                41,528
        Dividends and interest                                       1,136,136
     Other                                                               4,229
                                                                  ------------
           Total assets                                           $183,188,540
                                                                  ------------
  LIABILITIES:
     Payables -
        Fund shares repurchased                                   $    118,499
        Dividends                                                       70,672
     Due to bank                                                        30,915
     Due to affiliates                                                 194,136
     Accrued expenses                                                   80,817
                                                                  ------------
           Total liabilities                                      $    495,039
                                                                  ------------
  NET ASSETS:
     Paid-in capital                                              $169,997,051
     Accumulated undistributed net investment income                   111,819
     Accumulated net realized loss on investments                   (6,005,207)
     Net unrealized gain on investments                             18,589,838
                                                                  ------------
           Total net assets                                       $182,693,501
                                                                  ============
  NET ASSET VALUE PER SHARE:
  (Unlimited number of shares authorized)
     Class A (based on $162,854,775/16,384,283 shares)            $       9.94
                                                                  ============
     Class B (based on $16,412,747/1,665,496 shares)              $       9.85
                                                                  ============
     Class C (based on $3,425,979/344,746 shares)                 $       9.94
                                                                  ============
  MAXIMUM OFFERING PRICE:
     Class A                                                      $      10.41
                                                                  ============

   The accompanying notes are an integral part of these financial statements. 17

     PIONEER BALANCED FUND
     --------------------------------------------------------------------------
     STATEMENT OF OPERATIONS
     --------------------------------------------------------------------------
     FOR THE YEAR ENDED 12/31/00

 INVESTMENT INCOME:
    Dividends (Net of foreign taxes withheld of $15,048)        $1,951,292
    Interest (Net of foreign taxes withheld of $937)             6,627,964
                                                                ----------
          Total investment income                                                $ 8,579,256
                                                                                 -----------
 EXPENSES:
    Management fees                                             $1,333,884
    Transfer agent fees
       Class A                                                     421,420
       Class B                                                      71,098
       Class C                                                      30,281
    Distribution fees
       Class A                                                     460,625
       Class B                                                     174,762
       Class C                                                      34,865
    Administrative fees                                             40,882
    Custodian fees                                                  43,679
    Registration fees                                               24,157
    Professional fees                                               21,758
    Printing                                                        29,252
    Fees and expenses of nonaffiliated trustees                     22,990
    Miscellaneous                                                   14,424
                                                                ----------
          Total expenses                                                         $ 2,724,077
          Less fees paid indirectly                                                  (69,418)
                                                                                 -----------
          Net expenses                                                           $ 2,654,659
                                                                                 -----------
             Net investment income                                               $ 5,924,597
                                                                                 -----------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain on investments                                             $ 5,956,360
    Change in net unrealized gain on investments                                  (1,639,783)
                                                                                 -----------
       Net gain on investments                                                   $ 4,316,577
                                                                                 -----------
       Net increase in net assets resulting from operations                      $10,241,174
                                                                                 ===========

18   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
-------------------------------------------------------------------------------
     STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
     FOR THE YEARS ENDED 12/31/00 AND 12/31/99

                                                           YEAR ENDED      YEAR ENDED
 FROM OPERATIONS:                                           12/31/00        12/31/99
 Net investment income                                    $  5,924,597    $  8,118,560
 Net realized gain on investments                            5,956,360       2,747,527
 Change in net unrealized gain on investments               (1,639,783)     (3,396,381)
                                                          ------------    ------------
       Net increase in net assets resulting from
          operations                                      $ 10,241,174    $  7,469,706
                                                          ------------    ------------
 DISTRIBUTIONS TO SHAREOWNERS:
 Net investment income:
       Class A ($0.31 and $0.31 per share, respectively)  $ (5,689,401)   $ (7,418,676)
       Class B ($0.21 and $0.22 per share, respectively)      (374,531)       (493,098)
       Class C ($0.17 and $0.21 per share, respectively)       (60,926)        (91,525)
                                                          ------------    ------------
   Total distributions to shareowners                     $ (6,124,858)   $ (8,003,299)
                                                          ------------    ------------
 FROM FUND SHARE TRANSACTIONS:
 Net proceeds from sale of shares                         $ 19,475,823    $ 29,686,061
 Reinvestment of distributions                               5,429,278       7,090,271
 Cost of shares repurchased                                (84,791,799)    (81,713,110)
                                                          ------------    ------------
    Net decrease in net assets resulting from fund share
      transactions                                        $(59,886,698)   $(44,936,778)
                                                          ------------    ------------
    Net decrease in net assets                            $(55,770,382)   $(45,470,371)
 NET ASSETS:
 Beginning of year                                         238,463,883     283,934,254
                                                          ------------    ------------
 End of year (including accumulated undistributed net
   investment income of $111,819 and $298,891,
   respectively)                                          $182,693,501    $238,463,883
                                                          ============    ============

 CLASS A                           '00 SHARES    '00 AMOUNT    '99 SHARES    '99 AMOUNT
 Shares sold                       1,582,091    $ 15,523,917   1,899,937    $ 18,442,478
 Reinvestment of distributions       513,908       5,034,106     678,809       6,567,020
 Less shares repurchased           (7,803,634)   (76,263,550)  (6,916,596)   (67,210,692)
                                   ----------   ------------   ----------   ------------
          Net decrease             (5,707,635)  $(55,705,527)  (4,337,850)  $(42,201,194)
                                   ==========   ============   ==========   ============
 CLASS B
 Shares sold                         284,707    $  2,760,842     532,054    $  5,134,426
 Reinvestment of distributions        35,008         339,782      46,210         442,559
 Less shares repurchased            (715,344)     (6,912,304)   (872,686)     (8,394,734)
                                   ----------   ------------   ----------   ------------
          Net decrease              (395,629)   $ (3,811,680)   (294,422)   $ (2,817,749)
                                   ==========   ============   ==========   ============
 CLASS C
 Shares sold                         121,681    $  1,191,064     629,719    $  6,109,157
 Reinvestment of distributions         5,660          55,390       8,380          80,692
 Less shares repurchased            (166,424)     (1,615,945)   (641,571)     (6,107,684)
                                   ----------   ------------   ----------   ------------
          Net increase (decrease)    (39,083)   $   (369,491)     (3,472)   $     82,165
                                   ==========   ============   ==========   ============

   The accompanying notes are an integral part of these financial statements. 19

     PIONEER BALANCED FUND
     --------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS 12/31/00
     --------------------------------------------------------------------------

                                                           YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                            CLASS A                         12/31/00       12/31/99       12/31/98       12/31/97       12/31/96
       Net asset value, beginning of year                   $   9.73       $   9.74       $  10.15       $  10.65       $  10.30
                                                            --------       --------       --------       --------       --------
       Increase (decrease) from investment operations:
        Net investment income                               $   0.30       $   0.31       $   0.30       $   0.41       $   0.64
        Net realized and unrealized gain (loss) on
       investments                                              0.22          (0.01)         (0.18)          1.03           0.33
                                                            --------       --------       --------       --------       --------
           Net increase from investment operations          $   0.52       $   0.30       $   0.12       $   1.44       $   0.97
       Distributions to shareowners:
        Net investment income                                  (0.31)         (0.31)         (0.30)         (0.40)         (0.62)
        Net realized gain                                          -              -          (0.23)         (1.54)             -
                                                            --------       --------       --------       --------       --------
       Net increase (decrease) in net asset value           $   0.21       $  (0.01)      $  (0.41)      $  (0.50)      $   0.35
                                                            --------       --------       --------       --------       --------
       Net asset value, end of year                         $   9.94       $   9.73       $   9.74       $  10.15       $  10.65
                                                            ========       ========       ========       ========       ========
       Total return*                                            5.38%          3.15%          1.14%         13.92%          9.89%
       Ratio of net expenses to average net assets+             1.23%          1.23%          1.17%          1.19%          1.10%
       Ratio of net investment income to average net
         assets+                                                2.96%          3.21%          2.92%          3.55%          6.17%
       Portfolio turnover rate                                    17%            46%            94%           122%            31%
       Net assets, end of year (in thousands)               $162,855       $214,866       $257,419       $274,695       $276,064
       Ratios assuming reduction for fees paid
         indirectly:
          Net expenses                                          1.20%          1.21%          1.16%          1.17%          1.08%
          Net investment income                                 2.99%          3.23%          2.93%          3.57%          6.19%

       *   Assumes initial investment at net asset value at the
           beginning of each year, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each year, and no sales charges. Total return would be reduced if sales charges were taken into account.
       +   Ratios assuming no reduction for fees paid indirectly.

20   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     --------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS 12/31/00
     --------------------------------------------------------------------------

                                                           YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                            CLASS B                         12/31/00       12/31/99       12/31/98       12/31/97       12/31/96
       Net asset value, beginning of year                   $  9.64        $  9.65        $ 10.08        $ 10.59         $10.27
                                                            -------        -------        -------        -------         ------
       Increase (decrease) from investment operations:
        Net investment income                               $  0.19        $  0.22        $  0.23        $  0.32         $ 0.52
        Net realized and unrealized gain (loss) on
       investments                                             0.23          (0.01)         (0.21)          1.02           0.37
                                                            -------        -------        -------        -------         ------
           Net increase from investment operations          $  0.42        $  0.21        $  0.02        $  1.34         $ 0.89
       Distributions to shareowners:
        Net investment income                                 (0.21)         (0.22)         (0.22)         (0.31)         (0.52)
        In excess of net investment income                        -              -              -              -          (0.05)
        Net realized gain                                         -              -          (0.23)         (1.54)             -
                                                            -------        -------        -------        -------         ------
       Net increase (decrease) in net asset value           $  0.21        $ (0.01)       $ (0.43)       $ (0.51)        $ 0.32
                                                            -------        -------        -------        -------         ------
       Net asset value, end of year                         $  9.85        $  9.64        $  9.65        $ 10.08         $10.59
                                                            =======        =======        =======        =======         ======
       Total return*                                           4.39%          2.24%          0.19%         12.98%          9.02%
       Ratio of net expenses to average net assets+            2.15%          2.14%          2.03%          2.01%          1.88%
       Ratio of net investment income to average net
         assets+                                               2.03%          2.30%          2.09%          2.65%          5.45%
       Portfolio turnover rate                                   17%            46%            94%           122%            31%
       Net assets, end of year (in thousands)               $16,413        $19,865        $22,737        $13,789         $6,940
       Ratios assuming reduction of fees paid indirectly:
        Net expenses                                           2.13%          2.12%          2.01%          1.99%          1.86%
        Net investment income                                  2.05%          2.32%          2.11%          2.67%          5.47%

       *   Assumes initial investment at net asset value at the
           beginning of each year, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each year, and no sales charges. Total return would be reduced if sales charges were taken into account.
       +   Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements. 21

     PIONEER BALANCED FUND
     --------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS 12/31/00
     --------------------------------------------------------------------------

                                                           YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     1/31/96 TO
                            CLASS C                         12/31/00       12/31/99       12/31/98       12/31/97       12/31/96
       Net asset value, beginning of period                  $ 9.73         $ 9.75         $10.17         $10.62         $10.39
                                                             ------         ------         ------         ------         ------
       Increase (decrease) from investment operations:
        Net investment income                                $ 0.15         $ 0.21         $ 0.23         $ 0.33         $ 0.49
        Net realized and unrealized gain (loss) on
          investments                                          0.23          (0.02)         (0.20)          1.07           0.31
                                                             ------         ------         ------         ------         ------
           Net increase from investment operations           $ 0.38         $ 0.19         $ 0.03         $ 1.40         $ 0.80
       Distributions to shareowners:
        Net investment income                                 (0.17)         (0.21)         (0.22)         (0.31)         (0.49)
        In excess of net investment income                        -              -              -              -          (0.08)
        Net realized gain                                         -              -          (0.23)         (1.54)             -
                                                             ------         ------         ------         ------         ------
       Net increase (decrease) in net asset value            $ 0.21         $(0.02)        $(0.42)        $(0.45)        $ 0.23
                                                             ------         ------         ------         ------         ------
       Net asset value, end of period                        $ 9.94         $ 9.73         $ 9.75         $10.17         $10.62
                                                             ======         ======         ======         ======         ======
       Total return*                                           3.95%          2.02%          0.27%         13.48%          8.12%
       Ratio of net expenses to average net assets+            2.61%          2.38%          2.12%          2.03%          1.76%**
       Ratio of net investment income to average net
         assets+                                               1.56%          2.09%          2.01%          2.68%          5.63%**
       Portfolio turnover rate                                   17%            46%            94%           122%            31%
       Net assets, end of period (in thousands)              $3,426         $3,734         $3,778         $1,900         $1,059
       Ratios assuming reduction of fees paid indirectly:
          Net expenses                                         2.59%          2.35%          2.09%          1.98%          1.73%**
          Net investment income                                1.58%          2.12%          2.04%          2.73%          5.66%**

        * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
        +  Ratios assuming no reduction for fees paid indirectly.
       **  Annualized.

22   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     --------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 12/31/00
     --------------------------------------------------------------------------

    1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    Pioneer Balanced Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek capital growth and current income by actively managing investment in a diversified portfolio of equity securities and bonds.

    The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively.

    The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

    A. SECURITY VALUATION

      Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, debt securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income, including interest on income-bearing-cash accounts, is re-

     PIONEER BALANCED FUND
     -----------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 12/31/00                      (CONTINUED)
     -----------------------------------------------------------------------

     corded on the accrual basis. Temporary cash investments are valued at amortized cost.

      As required, effective January 1, 2001, the Fund has adopted the provision of the AICPA Audit & Accounting Guide for Investment Companies and began amortizing discount or premium for all debt securities. This change will have no impact on the Fund's total net assets and is expected to result in an immaterial reduction in the cost of securities and a corresponding increase in net unrealized appreciation (depreciation), based on the securities held by the Fund on January 1, 2001.

      Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

    B. FEDERAL INCOME TAXES

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

      The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

      At December 31, 2000, the Fund reclassified $13,189 from accumulated net realized loss on investments to accumulated undistributed net investment income. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

    C. FUND SHARES

      The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a majority owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $6,238 in underwriting commissions on the sale of fund shares during the year ended December 31, 2000.

     PIONEER BALANCED FUND
     --------------------------------------------------------------------------

     --------------------------------------------------------------------------

    D. CLASS ALLOCATIONS

      Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation
      (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

      The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

    2. MANAGEMENT AGREEMENT

    Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a majority owned subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion; 0.60% of the next $4 billion; and 0.55% of the excess over $5 billion.

    In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At December 31, 2000, $103,959 was payable to PIM related to management fees, administrative fees and certain other services.

    3. TRANSFER AGENT

    PSC, a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $46,398 in transfer agent fees payable to PSC at December 31, 2000.

     PIONEER BALANCED FUND
     --------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 12/31/00                      (CONTINUED)
     --------------------------------------------------------------------------

    4. DISTRIBUTION PLANS

    The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $43,779 in distribution fees payable to PFD at December 31, 2000.

    In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 2000 CDSCs in the amount of $84,414 were paid to PFD.

    5. EXPENSE OFFSETS

    The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended December 31, 2000, the Fund's expenses were reduced by $69,418 under such arrangements.

    6. LINE OF CREDIT FACILITY

    The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The

     PIONEER BALANCED FUND
     --------------------------------------------------------------------------

     --------------------------------------------------------------------------

    commitment fee is allocated among such Funds based on their respective borrowing limits.

    The average daily amount of borrowings outstanding during the year ended December 31, 2000 was $4,213. The average daily shares outstanding during the period were 20,926,986 resulting in an average borrowing of less than one cent per share. The related weighted average annualized interest rate for the period was 6.67%, and the total interest expense on such borrowings was $443.

     PIONEER BALANCED FUND
     --------------------------------------------------------------------------
     REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
     --------------------------------------------------------------------------

TO THE SHAREOWNERS AND THE BOARD OF TRUSTEES OF
PIONEER BALANCED FUND:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Balanced Fund (the Fund) as of December 31, 2000, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Balanced Fund as of December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for periods presented, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Boston, Massachusetts
February 9, 2001

     PIONEER BALANCED FUND
     --------------------------------------------------------------------------
     RESULTS OF SHAREOWNER MEETING
     --------------------------------------------------------------------------

On September 11, 2000, Pioneer Balanced Fund held a special meeting of shareowners to approve a new management contract between the Fund and Pioneer Investment Management, Inc., the Fund's investment adviser. Shareowners also voted to elect trustees. Both proposals passed by shareowner vote. The new management contract took effect when UniCredito Italiano S.p.A. completed its acquisition of The Pioneer Group, Inc. on October 24, 2000. Here are the detailed results of the votes.

PROPOSAL 1 -- TO APPROVE A NEW MANAGEMENT CONTRACT.

 AFFIRMATIVE               AGAINST          ABSTAIN
11,568,836.372           862,713.756      419,497.644

PROPOSAL 2 -- TO ELECT TRUSTEES.

       NOMINEE           AFFIRMATIVE       WITHHELD
M.K. Bush              12,485,413.870     365,633.902
J.F. Cogan, Jr.        12,482,402.459     368,645.313
Dr. R.H. Egdahl        12,482,402.459     399,872.723
M.B.W. Graham          12,483,516.432     367,531.340
M.A. Piret             12,504,141.830     346,905.942
D.D. Tripple           12,502,720.888     348,326.884
S.K. West              12,487,014.338     364,033.434
J. Winthrop            12,494,550.358     356,497.414

     PIONEER BALANCED FUND
     --------------------------------------------------------------------------
     TRUSTEES, OFFICERS AND SERVICE PROVIDERS
     --------------------------------------------------------------------------

      TRUSTEES                           OFFICERS
      John F. Cogan, Jr., Chairman       John F. Cogan, Jr., President
      Mary K. Bush                       David D. Tripple, Executive Vice
      Richard H. Egdahl, M.D.            President
      Margaret B.W. Graham               Vincent Nave, Treasurer
      Marguerite A. Piret                Joseph P. Barri, Secretary
      David D. Tripple
      Stephen K. West
      John Winthrop

    INVESTMENT ADVISER
    Pioneer Investment Management, Inc.

    CUSTODIAN
    Brown Brothers Harriman & Co.

    INDEPENDENT PUBLIC ACCOUNTANTS
    Arthur Andersen LLP

    PRINCIPAL UNDERWRITER
    Pioneer Funds Distributor, Inc.

    LEGAL COUNSEL
    Hale and Dorr LLP

    SHAREOWNER SERVICES AND TRANSFER AGENT
    Pioneer Investment Management Shareholder Services, Inc.

     --------------------------------------------------------------------------
     THE PIONEER FAMILY OF MUTUAL FUNDS
     --------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

GROWTH FUNDS
UNITED STATES
Pioneer Growth Shares
Pioneer Micro-Cap Fund
Pioneer Mid-Cap Fund
Pioneer Mid-Cap Value Fund
Pioneer Small Company Fund
Pioneer Tax-Managed Fund

INTERNATIONAL/GLOBAL
Pioneer Emerging Markets Fund
Pioneer Europe Fund
Pioneer Europe Select Fund
Pioneer Indo-Asia Fund
Pioneer International Growth Fund
Pioneer World Equity Fund

SECTOR FUNDS
Pioneer Global Financials Fund
Pioneer Global Health Care Fund
Pioneer Global Telecoms Fund
Pioneer Real Estate Shares
Pioneer Science & Technology Fund

GROWTH AND INCOME FUNDS
Pioneer Fund
Pioneer II
Pioneer Balanced Fund
Pioneer Equity-Income Fund

INCOME FUNDS
TAXABLE
Pioneer America Income Trust
Pioneer Bond Fund
Pioneer High Yield Fund
Pioneer Limited Maturity Bond Fund
Pioneer Strategic Income Fund

TAX-FREE
Pioneer Tax-Free Income Fund

MONEY MARKET FUND

Pioneer Cash Reserves Fund*

*An investment in the Fund is not insured or guaranteed by the Federal
 Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

     --------------------------------------------------------------------------
     RETIREMENT PLANS FROM PIONEER
     --------------------------------------------------------------------------

    Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

    INDIVIDUAL RETIREMENT ACCOUNT (IRA)
    An IRA is a tax-favored account that allows anyone under age 70 1/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.

    ROTH IRA
    The Roth IRA came about as part of the Taxpayer Relief Act of 1997 and became available to investors in 1998. Contributions, up to $2,000 a year, are not tax-deductible, but earnings are tax-free for qualified withdrawals.

    401(k) PLAN
    The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $10,500 per year or 25% of pay, whichever is less. Employers may contribute.

    SIMPLE (SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES) IRA PLAN
    Businesses with 100 or fewer eligible employees can establish the plan; it resembles a traditional 401(k), but has no administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.

    403(b) PLAN
    Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and certain other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.

     --------------------------------------------------------------------------

     --------------------------------------------------------------------------


    SIMPLIFIED EMPLOYEE PENSION PLAN (SEP)
    SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.

    PROFIT SHARING PLAN
    Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.

    AGE-WEIGHTED PROFIT SHARING PLAN
    Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.

    MONEY PURCHASE PENSION PLAN (MPP)
    Money purchase plans are similar to profit sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.

    Most retirement plan withdrawals must meet specific conditions to avoid penalties.

      --------------------------------------------------------------------------
      PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
      --------------------------------------------------------------------------

     Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

     FACTFONE(SM)
     Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

     6-MONTH REINSTATEMENT PRIVILEGE (FOR CLASS A AND CLASS B SHARES) Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 6 months from your redemption. You have the choice of investing in any Pioneer fund, provided the account has the exact same registration and meets the Fund's investment minimum requirement. Reinstated accounts may only purchase Class A fund shares.

     INVESTOMATIC PLAN
     An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

     PAYROLL INVESTMENT PROGRAM (PIP)
     Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

     --------------------------------------------------------------------------

     --------------------------------------------------------------------------

     AUTOMATIC EXCHANGE PROGRAM
     A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

     DIRECTED DIVIDENDS
     Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

     DIRECT DEPOSIT
     Lets you move money into your bank account using electronic funds transfer (EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

     SYSTEMATIC WITHDRAWAL PLAN (SWP)
     Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

     --------------------------------------------------------------------------

     --------------------------------------------------------------------------


                           THIS PAGE FOR YOUR NOTES.

     --------------------------------------------------------------------------

     --------------------------------------------------------------------------

                           THIS PAGE FOR YOUR NOTES.

    --------------------------------------------------------------------------
    HOW TO CONTACT PIONEER
    --------------------------------------------------------------------------

   We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

   CALL US FOR:

   ACCOUNT INFORMATION, including existing accounts,
   new accounts, prospectuses, applications
   and service forms                                       1-800-225-6292

   FACTFONE(SM) for automated fund yields, prices,
   account information and transactions                    1-800-225-4321

   RETIREMENT PLANS INFORMATION                            1-800-622-0176

   TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)            1-800-225-1997

   WRITE TO US:

   PIMSS, Inc.
   P.O. Box 9014
   Boston, Massachusetts 02205-9014

   OUR TOLL-FREE FAX                                       1-800-225-4240

   OUR INTERNET E-MAIL ADDRESS                       ASK.PIONEER@PIOG.COM

   (for general questions about Pioneer only)

   VISIT OUR WEBSITE:                                WWW.PIONEERFUNDS.COM

   THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT
   FUND PROSPECTUS.


                                                                  9624-00-0201
                                                              (C) PIONEER FUNDS DISTRIBUTOR, INC.
                          PIONEER INVESTMENT MANAGEMENT, INC.     UNDERWRITER OF PIONEER
                          60 STATE STREET                         MUTUAL FUNDS
                          BOSTON, MASSACHUSETTS 02109             [RECYCLE LOGO] PRINTED ON
  [PIONEER LOGO]          WWW.PIONEERFUNDS.COM                    RECYCLED PAPER